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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):        March 27, 1998
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                           THE LEARNING COMPANY, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         1-12375                                           94-2562108
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(Commission File Number)                       (IRS Employer Identification No.)


One Athenaeum Street, Cambridge, Massachusetts                        02142
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   (Address of principal executive offices)                        (Zip Code)


                                 (617) 494-1200
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               Registrant's Telephone Number, Including Area Code


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On March 27, 1998 (the "Effective Date"), The Learning Company, Inc., a Delaware corporation (the "Company"), completed the acquisition of Mindscape, Inc., a Delaware corporation, and certain affiliated companies (collectively "Mindscape Group"), pursuant to a Stock Purchase Agreement, dated as of March 5, 1998 (as amended, the "Stock Purchase Agreement"), by and between the Company and Mindscape Holding Company, Pearson Overseas Holdings Ltd. and Pearson Netherlands, BV (collectively, the "Sellers").

         Pursuant to the Stock Purchase Agreement, the Company paid $120 million in cash and issued 1,366,743 shares of its Common Stock, $.01 par value per share (the "Common Stock"), in consideration for all of the outstanding capital stock of Mindscape Group. The shares issued in the acquisition were authorized but previously unissued shares. The purchase price for the transaction was approximately $150 million.

         In connection with the Stock Purchase Agreement, the Company and Mindscape Holding Company entered into a Registration Rights Agreement, dated as of March 27, 1998, pursuant to which the Company has agreed to file a Registration Statement on Form S-3, within 30 days following the Effective Date, for the purpose of registering under the Securities Act of 1933, as amended, the shares of Common Stock of the Company issued to the Sellers pursuant to the Stock Purchase Agreement.

         Mindscape Group is a leading developer and publisher of education, productivity, reference and entertainment software.

         The foregoing descriptions of the Stock Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements which are filed as Exhibits 2.1 and 10.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Business Acquired

                  The audited financial statements of Mindscape Group for the year ended December 31, 1997 are filed herewith as Exhibit 99.3.

         (b)      Pro Forma Financial Information

                  The Unaudited Pro Forma Combined Condensed Consolidated Financial Statements of the Company for the year ended December 31, 1997 are filed herewith as Exhibit 99.4.


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         (c)      Exhibits.

                  See Index to Exhibits attached hereto.









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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 13, 1998                 THE LEARNING COMPANY, INC.
                                     (Registrant)



                                     By: /s/ Neal S. Winneg
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                                         Neal S. Winneg
                                         Sr. Vice President and General Counsel






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                                  EXHIBIT INDEX

Exhibit
Number            Description
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2.1               Stock Purchase Agreement, dated as of March 5, 1998, by and between The Learning Company, Inc. and Mindscape Holding
                  Company, Pearson Overseas Holdings Ltd. and Pearson
                  Netherlands, BV, as amended

10.1 Registration Rights Agreement, dated as of March 27, 1998, by and between The Learning Company, Inc. and Mindscape Holding Company

99.1              Press Release issued by The Learning Company, Inc. on March 6,
                  1998

99.2              Press Release issued by The Learning Company, Inc. on
                  March 27, 1998

99.3 Audited Financial Statements of Mindscape Group for the year ended December 31, 1997

99.4 The Unaudited Pro Forma Combined Condensed Consolidated Financial Statements of the Company for the year ended December 31, 1997.




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